EXHIBIT 10.1

EQUIPMENT  LEASE  AGREEMENT

THIS EQUIPMENT LEASE AGREEMENT is entered into this 25th day of July 2011, by  and between Service Team Inc., a Nevada corporation. herein after referred to as (Lessee) and Hallmark Venture Group, Inc. a Nevada corporation,  herein after referred to  as (Lessor), pursuant to the following::

RECITALS

WHEREAS, Lessor desires to lease various business equipment to Lessee and Lessee desires to lease the business equipment from the Lessor.

NOW, THEREFORE, in consideration of the agreements of the parties hereto, and intending to be legally bound hereby, the parties hereto agree as follows:

1.	Hallmark Venture Group, Inc. hereby agrees to lease the following business equipment to Service Team Inc. for $100 per month for a period of three (3) years starting August 1, 2011.

2.
The business equipment consists of:  furniture, office equipment, computers, work benches, test equipment, telephones and miscellaneous equipment and tools used to repair televisions and electrical appliances.

3.
The business equipment will be kept in the offices of Service Team Inc. at 7121 Engineer Road, San Diego, California 92111.  The equipment will be available for inspection by a representative of Hallmark Venture Group, Inc. during normal business hours.

4.	A schedule of the equipment being leased is attached to this Agreement as Exhibit A.

Hallmark Venture Group, Inc. and Service Team Inc. hereby agree to this Agreement for the leasing of the business equipment on the 25th day of August, 2011.

Hallmark Venture Group, Inc. (Lessor)	Service Team Inc. (Lessee)
/s/ Robert L. Cashman	/s/ Carlos Arreola
Robert L. Cashman, President	Carlos Arreola, President

SCHEDULE OF LEASED EQUIPMENT		EXHIBIT A

Description	Model	Serial

MONITOR (PHILIPS)	23 FW9955-35	BZ1A0438841635
PHONE	SPA942	88019FB02056
MONITOR (HP)	PE1234	CNN53807P7
PHONE	SPA504G	CBT14170156
MONITOR (DELL)	E156FPF	CN0Y9998-72872-58P-06VL
PHONE	SPA504G	CBT140203NE
CALCULATOR	EL-1750V	ODO3Y
MONITOR (HP)	PE1234	CNN5390K9G
PHONE	SPA504G	CBT1402041Y
HARD DRIVE	0U7670	CN-OYD544-70821-5AQ-5C6F
HARD DRIVE	05D481	00043-465-769-268
HARD DRIVE	GX280	###-##-####
HARD DRIVE	DHM	JF06P41
MONITOR (VIEW SONIC)	VS11444	QCX071241741
PHONE	SPA504G	CBT1406020H
ROUTER	DES-1105	QIOQ1440615174
HARD DRIVE	PD01X	CN-OR1631-48643-52F-1006
PRINTER (SAMSUNG)	CLX3160FN	8Y61B1AQ100996W
PHONE	SPA504G	CBT140202Y0
PHONE	SPA504G	CBT14020420
LAPTOP (DELL)	PP01L	CN-06P823-48643-2A8-2415
PHONE	SPA504G	CBT1402041W
LAPTOP (DELL)	PP01L	CN-06P823-48155-237-0768
PRINTER (EPSON)	LQ590	FSQY09088
PRINTER (BROTHER_)	MFC-7340	462062A9N932681
PRINTER (SANMSUNG)	CLX3160FN	8Y6181AQ300609F
PHONE	SPA504G	CBT140201R
PHONE	SPA504G	CBT140203R6
PHONE	SPA942	88019FA96326
PHONE	SPA942	88019FA96326-2
MONITOR (HP)	PE1234	CNN5390J2C
HARD DRIVE	52XMAX	NA
CISCO ROUTER	2600	NA
HARD DRIVE	GC520AAR	CN27131FVV

RCA STEREO	RS2656	NA
PRINTER (HP)	1220C	SG23J130PO
HARD DRIVE	A1203W	81224
MONITOR (LG)	37LC7D	801MXKD3A109
PRINTER (HP)	3520	TH3B6190VQ
MONITOR (HP)	HP1740	CND7010LC4
PHONE	SPA942	88019FB01926
PRINTER (LEXMARK)	X1240	41351842727
PHONE	SPA942	88019FA96323
COMPRESSOR (HUSKY)	VT631402AJ	L8200244621
COMPRESSOR (CAMPBELL)	EX510001	NA
COMPRESSOR (BOSTITCH)	OM200	250985
STAPLE GUN (BOXER)	AB100T	23T0373

Description	Model	Serial

STAPLE GUN (BOXER)	AB100T	23A0145
RCA POWER LINE MONITOR	WY-120A	7029
HEATER (HOLMES)	1TOUCH	9200001001631
HEATER (HOLMES)	1TOUCH	900001001631-2
SCOPE	LBO-518	9100224
SONY PLAYER	SLV-595HS	NA
YAMAHA AMP	DSPA3090	E1490865U
POWER SUPPLY (VIZ)	WP705A	4019C9
TUNER (SAMSUNG)	SIR-T351	64LWC00066T
DVD PLAYER (TOSHIBA)	HD-A2K4	SLC7209789
SERVERS (DELL)	2950	1XWXND1
SERVERS (DELL)	2950	DWWXND1
SERVERS (DELL)	2950	4JSXND1
SERVERS (DELL)	2950	JWWXND1
BATTERY PACK (APC)	300XL	SUA4ARMXLBP3V
BATTERY PACK (APC)	300XL	JS0648022371
POWER CONNECT	5324	001143F7957F
SENCORE	SG165	NA
JACK PALLET	NA	070511650X0402073306

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OFFICE FURNITURE

8 work benches
8 tables (including 4 Ikea Tables)
1 conference table
Black Ikea Couch
8 Trees
1 refrigerator
4 cabinets
3 file cabinets
Ford E350 Vehicle
All test equipment
pallet jack
ladders
2 Large White Boards
6 Chairs
4 Rolling Table Carts